UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2022
Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)
Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean	Virginia	22102-3110
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 903-2000
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 25, 2022, Freddie Mac (formally the Federal Home Loan Mortgage Corporation) entered into a Separation Agreement and General Release (Agreement and Release) with Donna Corley in connection with her stepping down from her position as head of Freddie Mac’s Single-Family division, which was previously disclosed on and effective May 26, 2022.
The Agreement and Release provides that during the transition period, Ms. Corley’s employment will continue at the same compensation (including deferred salary and employee benefits, subject to the terms of the applicable plans and agreements). In addition, the parties have agreed to a mutual non-disparagement covenant.
The Agreement and Release further provides that on or within seven days after November 25, 2022, (the Separation Date), or any date on which Ms. Corley resigns earlier than the Separation Date, Ms. Corley will execute a Second Separation Agreement and General Release. This Second Agreement and Release incorporates the terms of the first Agreement and Release, and provides no additional payments or consideration. Together, both Agreement and Release documents apply the terms and conditions thereof to the entire period of employment, and integrate the terms and conditions of Freddie Mac’s Restrictive Covenant and Confidentiality Agreement. The Form of Restrictive Covenant and Confidentiality Agreement between Freddie Mac and Executive Officers is filed as Exhibit 10.19 in our 2021 Annual Report on Form 10-K (incorporated by reference to Exhibit 10.3 to the Registrant’s Quarterly Report on Form 10-Q filed on July 29, 2021).
The description of the Agreement and Release in this report is qualified in its entirety by reference to the full text of the Agreement and Release, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

The exhibits listed in the Exhibit Index below are being submitted with this report.

Exhibit Number	Description of Exhibit

10.1	Confidential Separation Agreement and General Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

______________________________________________________________________________________________________
Freddie Mac Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/	Prabha Sipi Bhandari
Prabha Sipi Bhandari
SVP & Principal Deputy General Counsel
Date: June 1, 2022

______________________________________________________________________________________________________

Freddie Mac Form 8-K